UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05385

Deutsche Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Semiannual Report
to Shareholders

Deutsche Large Cap Value Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Manager

8 Portfolio Summary

10 Investment Portfolio

15 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

24 Notes to Financial Statements

34 Information About Your Fund's Expenses

36 Advisory Agreement Board Considerations and Fee Evaluation

41 Account Management Resources

43 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary May 31, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–8.29%	–17.59%	4.74%	4.20%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–13.56%	–22.33%	3.50%	3.59%
Russell 1000® Value Index†	3.12%	–0.06%	10.70%	6.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–16.66%	5.09%	4.06%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–21.45%	3.85%	3.44%
Russell 1000® Value Index†		–1.54%	10.25%	5.72%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–8.62%	–18.23%	4.00%	3.46%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–9.48%	–18.23%	4.00%	3.46%
Russell 1000® Value Index†	3.12%	–0.06%	10.70%	6.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–17.25%	4.36%	3.32%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–17.25%	4.36%	3.32%
Russell 1000® Value Index†		–1.54%	10.25%	5.72%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
No Sales Charges	–8.40%	–17.92%	4.43%	3.91%
Russell 1000® Value Index†	3.12%	–0.06%	10.70%	6.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–16.93%	4.78%	3.77%
Russell 1000® Value Index†		–1.54%	10.25%	5.72%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
No Sales Charges	–8.07%	–17.30%	5.09%	4.54%
Russell 1000® Value Index†	3.12%	–0.06%	10.70%	6.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–16.33%	5.45%	4.40%
Russell 1000® Value Index†		–1.54%	10.25%	5.72%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
No Sales Charges	–8.19%	–17.41%	5.05%	4.56%
Russell 1000® Value Index†	3.12%	–0.06%	10.70%	6.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–16.43%	5.42%	4.42%
Russell 1000® Value Index†		–1.54%	10.25%	5.72%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2016 are 0.98%, 1.70%, 1.33%, 0.66% and 0.67% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of Deutsche Large Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Large Cap Value Fund — Class A ■ Russell 1000 Value Index†

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
5/31/16	$ 14.59	$ 14.57	$ 14.57	$ 14.59	$ 14.61
11/30/15	$ 16.93	$ 16.92	$ 16.90	$ 16.93	$ 16.94
Distribution Information as of 5/31/16
Income Dividends, Six Months	$ .04	$ —	$ .02	$ .07	$ .07
Capital Gain Distributions, Six Months	$ .95	$ .95	$ .95	$ .95	$ .95

Portfolio Manager

Deepak Khanna, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2014.

— Head of Large Cap Value Equities.

— Previous experience includes over 18 years of investment experience. Prior to joining Deutsche Bank, he most recently was the lead portfolio manager of the value equity and large cap value strategies at Lord Abbett. He re-joined Lord Abbett in 2007 and was named Partner in 2011; from 2000 to 2005 he was a research analyst for the small cap growth and large cap growth equity strategies. His prior experience includes: Managing Director at Jennison Associates LLC; Equity Research Analyst at Mitchell Hutchins Asset Management; Equity Research Analyst at Bear Stearns; and Equity Research Analyst at Paine Webber.

— BS from Delhi University and an MBA from Baruch College.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at May 31, 2016 (27.2% of Net Assets)
1. Cigna Corp. Provider of health care services	4.3%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	3.8%
3. JPMorgan Chase & Co. Provider of global financial services	3.1%
4. The Goldman Sachs Group, Inc. Global investment banking and securities firm	2.6%
5. NextEra Energy, Inc. A clean energy company	2.4%
6. Dominion Resources, Inc. Operator of diversified utility holding business in Virginia	2.4%
7. Scotts Miracle-Gro Co. Markets branded consumer lawn and garden products as well as a full range of products for professional horticulture	2.4%
8. Citigroup, Inc. Diversified financial services holding company	2.2%
9. Affiliated Managers Group, Inc. Operator of integrated asset management services	2.0%
10. SunTrust Banks, Inc. Provides a wide range of financial services such as credit cards, mortgage banking and insurance	2.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 41 for contact information.

Investment Portfolio as of May 31, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 99.9%
Consumer Discretionary 10.7%
Hotels, Restaurants & Leisure 1.7%
Del Taco Restaurants, Inc.* (a)	707,672	6,609,656
Yum! Brands, Inc.	119,607	9,818,539
		16,428,195
Household Durables 1.8%
Mohawk Industries, Inc.*	90,113	17,724,326
Media 2.3%
Starz "A"*	461,038	12,448,026
Viacom, Inc. "B"	219,014	9,717,651
		22,165,677
Multiline Retail 1.4%
Target Corp. (a)	200,200	13,769,756
Specialty Retail 3.5%
Home Depot, Inc.	64,623	8,537,991
Signet Jewelers Ltd.	87,988	8,708,172
The Michaels Companies, Inc.*	592,399	17,363,215
		34,609,378
Consumer Staples 10.4%
Beverages 2.5%
Constellation Brands, Inc. "A"	86,909	13,310,113
Dr. Pepper Snapple Group, Inc. (a)	122,987	11,241,012
		24,551,125
Food Products 3.0%
Archer-Daniels-Midland Co.	322,298	13,784,686
McCormick & Co., Inc. (a)	140,505	13,638,820
The WhiteWave Foods Co.*	55,600	2,482,540
		29,906,046
Household Products 3.3%
Colgate-Palmolive Co.	204,373	14,389,903
Kimberly-Clark Corp.	47,060	5,978,503
Spectrum Brands Holdings, Inc. (a)	100,039	11,661,546
		32,029,952
Tobacco 1.6%
Reynolds American, Inc.	308,100	15,312,570
Energy 13.5%
Energy Equipment & Services 1.8%
Ensco PLC "A"	737,139	7,290,305
Halliburton Co.	117,100	4,939,278
Schlumberger Ltd.	63,000	4,806,900
		17,036,483
Oil, Gas & Consumable Fuels 11.7%
Chevron Corp.	186,128	18,798,928
EOG Resources, Inc. (a)	47,766	3,886,242
Exxon Mobil Corp.	413,857	36,841,550
Hess Corp. (a)	177,603	10,643,748
Occidental Petroleum Corp.	78,900	5,952,216
Pioneer Natural Resources Co.	17,999	2,885,600
Tesoro Corp. (a)	232,071	18,120,103
Valero Energy Corp.	320,105	17,509,743
		114,638,130
Financials 22.4%
Banks 10.7%
Bank of America Corp.	382,544	5,657,826
Citigroup, Inc.	459,024	21,376,747
JPMorgan Chase & Co.	469,804	30,664,107
PNC Financial Services Group, Inc.	141,100	12,662,314
SunTrust Banks, Inc.	454,561	19,918,863
Wells Fargo & Co.	277,000	14,049,440
		104,329,297
Capital Markets 4.6%
Affiliated Managers Group, Inc.*	115,661	20,069,497
The Goldman Sachs Group, Inc.	157,200	25,070,256
		45,139,753
Insurance 2.6%
Allstate Corp.	166,387	11,232,787
Hartford Financial Services Group, Inc.	317,337	14,334,112
		25,566,899
Real Estate Investment Trusts 4.5%
AvalonBay Communities, Inc. (REIT) (a)	82,897	14,911,512
Prologis, Inc. (REIT)	332,903	15,822,880
Simon Property Group, Inc. (REIT)	67,651	13,370,544
		44,104,936
Health Care 13.9%
Biotechnology 6.8%
Alexion Pharmaceuticals, Inc.*	95,779	14,453,051
Celgene Corp.*	155,872	16,447,613
Gilead Sciences, Inc.	126,976	11,054,531
Puma Biotechnology, Inc.* (a)	404,137	15,272,337
Sarepta Therapeutics, Inc.* (a)	447,139	9,358,619
		66,586,151
Health Care Providers & Services 4.3%
Cigna Corp.	324,597	41,584,122
Pharmaceuticals 2.8%
Bristol-Myers Squibb Co.	243,943	17,490,713
Valeant Pharmaceuticals International, Inc.*	343,600	9,775,420
		27,266,133
Industrials 12.8%
Aerospace & Defense 4.7%
Lockheed Martin Corp.	36,531	8,629,718
Northrop Grumman Corp.	41,018	8,723,298
Raytheon Co.	66,576	8,632,910
United Technologies Corp.	194,500	19,562,810
		45,548,736
Building Products 0.5%
A.O. Smith Corp.	61,572	5,067,376
Construction & Engineering 1.0%
Jacobs Engineering Group, Inc.*	191,934	9,729,135
Industrial Conglomerates 1.4%
Danaher Corp.	137,500	13,524,500
Machinery 3.5%
IDEX Corp.	60,500	5,042,070
Ingersoll-Rand PLC	202,500	13,529,025
Stanley Black & Decker, Inc.	88,700	10,039,066
Wabtec Corp.	75,072	5,809,071
		34,419,232
Trading Companies & Distributors 1.7%
Beacon Roofing Supply, Inc.*	284,281	12,266,725
W.W. Grainger, Inc. (a)	21,400	4,886,690
		17,153,415
Information Technology 7.7%
Communications Equipment 1.0%
CommScope Holding Co., Inc.*	324,991	10,123,470
IT Services 1.5%
CSRA, Inc.	606,315	15,018,422
Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	83,900	4,908,150
Applied Materials, Inc.	391,340	9,556,523
Lam Research Corp. (a)	61,116	5,061,016
Microchip Technology, Inc. (a)	97,700	5,049,136
Micron Technology, Inc.*	19,991	254,285
NXP Semiconductors NV*	53,100	5,017,419
		29,846,529
Software 2.1%
Autodesk, Inc.*	246,500	14,363,555
Microsoft Corp.	109,204	5,787,812
		20,151,367
Materials 2.4%
Chemicals
Scotts Miracle-Gro Co. "A"	332,300	23,094,850
Utilities 6.1%
Electric Utilities 2.4%
NextEra Energy, Inc.	198,240	23,812,589
Multi-Utilities 3.7%
Dominion Resources, Inc. (a)	322,302	23,286,319
WEC Energy Group, Inc.	211,985	12,748,779
		36,035,098
Total Common Stocks (Cost $967,888,636)		976,273,648

Securities Lending Collateral 7.0%
Daily Assets Fund "Capital Shares", 0.48% (b) (c) (Cost $68,581,463)	68,581,463	68,581,463

Cash Equivalents 0.2%
Deutsche Central Cash Management Government Fund, 0.39% (b) (Cost $2,411,705)	2,411,705	2,411,705

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,038,881,804)†	107.1	1,047,266,816
Other Assets and Liabilities, Net	(7.1)	(69,808,174)
Net Assets	100.0	977,458,642

* Non-income producing security.

† The cost for federal income tax purposes was $1,039,319,297. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $7,947,519. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,907,331 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $50,959,812.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $67,022,235, which is 6.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 976,273,648	$ —	$ —	$ 976,273,648
Short-Term Investments (d)	70,993,168	—	—	70,993,168
Total	$ 1,047,266,816	$ —	$ —	$ 1,047,266,816

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $967,888,636) — including $67,022,235 of securities loaned	$ 976,273,648
Investment in Daily Assets Fund (cost $68,581,463)*	68,581,463
Investment in Deutsche Central Cash Management Government Fund (cost $2,411,705)	2,411,705
Total investments in securities, at value (cost $1,038,881,804)	1,047,266,816
Receivable for investments sold	26,692,141
Receivable for Fund shares sold	92,330
Dividends receivable	2,397,187
Interest receivable	74,290
Other assets	41,452
Total assets	1,076,564,216
Liabilities
Cash overdraft	901,548
Payable upon return of securities loaned	68,581,463
Payable for investments purchased	26,585,796
Payable for Fund shares redeemed	1,867,365
Accrued management fee	348,931
Accrued Directors' fees	19,651
Other accrued expenses and payables	800,820
Total liabilities	99,105,574
Net assets, at value	$ 977,458,642
Net Assets Consist of
Undistributed net investment income	5,800,843
Net unrealized appreciation (depreciation) on investments	8,385,012
Accumulated net realized gain (loss)	(148,235,098)
Paid-in capital	1,111,507,885
Net assets, at value	$ 977,458,642

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2016 (Unaudited) (continued)
Net Asset Value

Class A

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($196,707,610 ÷ 13,481,186 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)

$ 14.59
Maximum offering price per share (100 ÷ 94.25 of $14.59)	$ 15.48

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,617,424 ÷ 1,414,956 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 14.57
Class R Net Asset Value, offering and redemption price per share ($1,941,865 ÷ 133,272 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.57
Class S Net Asset Value, offering and redemption price per share ($742,008,152 ÷ 50,840,292 shares of capital stock outstanding, $.01 par value, 300,000,000 shares authorized)	$ 14.59
Institutional Class Net Asset Value, offering and redemption price per share ($16,183,591 ÷ 1,107,336 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 14.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2016 (Unaudited)
Investment Income
Income Dividends	$ 12,522,628
Income distributions — Deutsche Central Cash Management Government Fund	23,822
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	155,375
Total income	12,701,825
Expenses: Management fee	2,228,347
Administration fee	524,317
Services to shareholders	782,041
Distribution and service fees	372,441
Custodian fee	11,328
Professional fees	55,194
Reports to shareholders	43,319
Registration fees	37,084
Directors' fees and expenses	30,430
Other	32,291
Total expenses before expense reductions	4,116,792
Expense reductions	(1,111)
Total expenses after expense reductions	4,115,681
Net investment income (loss)	8,586,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(145,337,189)
Change in net unrealized appreciation (depreciation) on investments	31,219,650
Net gain (loss)	(114,117,539)
Net increase (decrease) in net assets resulting from operations	$ (105,531,395)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015

Operations: Net investment income (loss)	$ 8,586,144	$ 7,742,408
Net realized gain (loss)	(145,337,189)	73,165,429
Change in net unrealized appreciation (depreciation)	31,219,650	(159,785,394)
Net increase (decrease) in net assets resulting from operations	(105,531,395)	(78,877,557)
Distributions to shareholders from: Net investment income: Class A	(621,750)	(1,529,518)
Class B	—	(2,171)
Class C	—	(53,972)
Class R	(2,681)	(6,840)
Class S	(3,550,547)	(8,220,917)
Institutional Class	(330,409)	(1,089,885)
Net realized gains: Class A	(13,502,361)	(80,782,642)
Class B	(13,979)*	(456,301)
Class C	(1,513,009)	(9,541,027)
Class R	(145,242)	(714,386)
Class S	(48,209,115)	(259,080,946)
Institutional Class	(6,481,613)	(33,994,235)
Total distributions	(74,370,706)	(395,472,840)
Fund share transactions: Proceeds from shares sold	20,302,701	81,452,670
Reinvestment of distributions	71,257,900	377,941,655
Payments for shares redeemed	(201,195,538)	(287,198,062)
Net increase (decrease) in net assets from Fund share transactions	(109,634,937)	172,196,263
Increase (decrease) in net assets	(289,537,038)	(302,154,134)
Net assets at beginning of period	1,266,995,680	1,569,149,814
Net assets at end of period (including undistributed net investment income of $5,800,843 and $1,720,086, respectively)	$ 977,458,642	$ 1,266,995,680

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 5/31/16 (Unaudited)	Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.93	$ 24.23	$ 23.22	$ 18.31	$ 17.21	$ 16.53
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.06	.29	.33	.33	.32
Net realized and unrealized gain (loss)	(1.45)	(1.39)	2.49	4.95	1.10	.61
Total from investment operations	(1.35)	(1.33)	2.78	5.28	1.43	.93
Less distributions from: Net investment income	(.04)	(.11)	(.43)	(.37)	(.33)	(.25)
Net realized gains	(.95)	(5.86)	(1.34)	—	—	—
Total distributions	(.99)	(5.97)	(1.77)	(.37)	(.33)	(.25)
Net asset value, end of period	$ 14.59	$ 16.93	$ 24.23	$ 23.22	$ 18.31	$ 17.21
Total Return (%)[b]	(8.29)**	(5.86)	12.90	29.14	8.35	5.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	247	332	388	377	415
Ratio of expenses (%)	1.04*	.98	.99	.99	1.00	1.02
Ratio of net investment income (loss) (%)	1.40*	.31	1.28	1.59	1.86	1.84
Portfolio turnover rate (%)	85**	121	129	67	51	34
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charge. * Annualized ** Not annualized

Class C	Six Months Ended 5/31/16 (Unaudited)	Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.92	$ 24.28	$ 23.26	$ 18.35	$ 17.24	$ 16.56
Income (loss) from investment operations: Net investment income (loss)[a]	.05	(.08)	.13	.19	.21	.20
Net realized and unrealized gain (loss)	(1.45)	(1.39)	2.49	4.95	1.10	.60
Total from investment operations	(1.40)	(1.47)	2.62	5.14	1.31	.80
Less distributions from: Net investment income	—	(.03)	(.26)	(.23)	(.20)	(.12)
Net realized gains	(.95)	(5.86)	(1.34)	—	—	—
Total distributions	(.95)	(5.89)	(1.60)	(.23)	(.20)	(.12)
Net asset value, end of period	$ 14.57	$ 16.92	$ 24.28	$ 23.26	$ 18.35	$ 17.24
Total Return (%)[b]	(8.62)**	(6.54)	12.12	28.18	7.65	4.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	28	39	38	35	39
Ratio of expenses (%)	1.76*	1.70	1.69	1.70	1.70	1.70
Ratio of net investment income (loss) (%)	.67*	(.42)	.56	.89	1.16	1.16
Portfolio turnover rate (%)	85**	121	129	67	51	34
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charge. * Annualized ** Not annualized

Class R	Six Months Ended 5/31/16 (Unaudited)	Years Ended November 30,				Period Ended 11/30/11[a]
		2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 16.90	$ 24.22	$ 23.21	$ 18.31	$ 17.22	$ 18.16
Income (loss) from investment operations: Net investment income (loss)[b]	.08	(.01)	.22	.27	.32	.22
Net realized and unrealized gain (loss)	(1.44)	(1.39)	2.48	4.94	1.06	(1.01)
Total from investment operations	(1.36)	(1.40)	2.70	5.21	1.38	(.79)
Less distributions from: Net investment income	(.02)	(.06)	(.35)	(.31)	(.29)	(.15)
Net realized gains	(.95)	(5.86)	(1.34)	—	—	—
Total distributions	(.97)	(5.92)	(1.69)	(.31)	(.29)	(.15)
Net asset value, end of period	$ 14.57	$ 16.90	$ 24.22	$ 23.21	$ 18.31	$ 17.22
Total Return (%)	(8.40)c**	(6.22)	12.55[c]	28.72[c]	8.05	(4.35)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,942	2,671	2,853	1,738	941	1
Ratio of expenses before expense reductions (%)	1.40*	1.33	1.30	1.31	1.33	4.06*
Ratio of expenses after expense reductions (%)	1.33*	1.33	1.29	1.30	1.33	1.26*
Ratio of net investment income (loss) (%)	1.11*	(.04)	.94	1.29	1.77	1.66*
Portfolio turnover rate (%)	85**	121	129	67	51	34**

[a] For the period from March 1, 2011 (commencement of operations) to November 30, 2011.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Six Months Ended 5/31/16 (Unaudited)	Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.93	$ 24.24	$ 23.23	$ 18.32	$ 17.22	$ 16.54
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.11	.37	.40	.39	.38
Net realized and unrealized gain (loss)	(1.45)	(1.39)	2.48	4.94	1.09	.60
Total from investment operations	(1.32)	(1.28)	2.85	5.34	1.48	.98
Less distributions from: Net investment income	(.07)	(.17)	(.50)	(.43)	(.38)	(.30)
Net realized gains	(.95)	(5.86)	(1.34)	—	—	—
Total distributions	(1.02)	(6.03)	(1.84)	(.43)	(.38)	(.30)
Net asset value, end of period	$ 14.59	$ 16.93	$ 24.24	$ 23.23	$ 18.32	$ 17.22
Total Return (%)	(8.07)*	(5.57)	13.27	29.54	8.71	5.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	742	868	1,055	1,042	902	955
Ratio of expenses (%)	.69*	.66	.66	.67	.69	.68
Ratio of net investment income (loss) (%)	1.75*	.63	1.59	1.92	2.17	2.18
Portfolio turnover rate (%)	85**	121	129	67	51	34
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class	Six Months Ended 5/31/16 (Unaudited)	Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.94	$ 24.25	$ 23.24	$ 18.33	$ 17.23	$ 16.55
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.11	.36	.39	.39	.38
Net realized and unrealized gain (loss)	(1.42)	(1.39)	2.49	4.95	1.10	.60
Total from investment operations	(1.31)	(1.28)	2.85	5.34	1.49	.98
Less distributions from: Net investment income	(.07)	(.17)	(.50)	(.43)	(.39)	(.30)
Net realized gains	(.95)	(5.86)	(1.34)	—	—	—
Total distributions	(1.02)	(6.03)	(1.84)	(.43)	(.39)	(.30)
Net asset value, end of period	$ 14.61	$ 16.94	$ 24.25	$ 23.24	$ 18.33	$ 17.23
Total Return (%)	(8.19)*	(5.58)	13.24	29.52	8.71	5.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	121	138	126	131	129
Ratio of expenses (%)	.69*	.67	.68	.69	.69	.68
Ratio of net investment income (loss) (%)	1.40*	.62	1.57	1.88	2.17	2.18
Portfolio turnover rate (%)	85**	121	129	67	51	34
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value Fund (the "Fund") is a diversified series of Deutsche Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended May 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016, the Fund had securities on loan, all of which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $2,311,000 of pre-enactment losses inherited from its merger with an affiliated fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016, the expiration date, whichever occurs first; and which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended May 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $891,943,527 and $1,062,297,797, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.425% of the Fund's average daily net assets.

For the period from December 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.08%
Class B	1.83%
Class C	1.83%
Class R	1.33%
Class S	.83%
Institutional Class	.83%

For the six months ended May 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 399
Class R	712
$ 1,111

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2016, the Administration Fee was $524,317, of which $82,136 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2016
Class A	$ 88,478	$ 53,891
Class B	397	229
Class C	4,298	2,285
Class R	1,689	990
Class S	265,580	141,613
Institutional Class	9,837	7,076
	$ 370,279	$ 206,084

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2016
Class B	$ 307	$ —
Class C	84,466	13,113
Class R	2,706	409
	$ 87,479	$ 13,522

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2016	Annualized Rate
Class A	$ 254,053	$ 127,272.24%
Class B	102	10.25%
Class C	28,106	14,083.25%
Class R	2,701	1,345.25%
	$ 284,962	$ 142,710

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2016 aggregated $2,568.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2016, the CDSC for Class C shares aggregated $196. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2016, DDI received $670 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,009, of which $5,460 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended May 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $13,430.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	598,865	$ 8,766,652	1,555,521	$ 28,433,032
Class B	69*	1,081*	3,519	72,786
Class C	45,017	666,067	140,963	2,537,812
Class R	13,768	198,373	62,855	1,164,741
Class S	553,054	8,207,858	1,281,243	23,509,976
Institutional Class	169,080	2,462,670	1,406,508	25,734,323
		$ 20,302,701		$ 81,452,670
Shares issued to shareholders in reinvestment of distributions
Class A	886,140	$ 13,698,997	4,523,489	$ 79,654,149
Class B	818*	12,750*	24,846	440,504
Class C	87,942	1,362,629	476,873	8,432,709
Class R	9,569	147,922	40,980	721,226
Class S	3,189,645	49,226,262	14,404,880	253,629,157
Institutional Class	438,909	6,809,340	1,990,108	35,063,910
		$ 71,257,900		$ 377,941,655
Shares redeemed
Class A	(2,625,174)	$ (38,935,343)	(5,167,061)	$ (93,952,728)
Class B	(23,291)*	(343,332)*	(87,429)	(1,618,208)
Class C	(347,791)	(5,097,242)	(603,759)	(10,907,375)
Class R	(48,094)	(694,608)	(63,601)	(1,152,607)
Class S	(4,182,283)	(61,790,427)	(7,926,526)	(144,270,315)
Institutional Class	(6,629,444)	(94,334,586)	(1,948,477)	(35,296,829)
		$ (201,195,538)		$ (287,198,062)
Net increase (decrease)
Class A	(1,140,169)	$ (16,469,694)	911,949	$ 14,134,453
Class B	(22,404)*	(329,501)*	(59,064)	(1,104,918)
Class C	(214,832)	(3,068,546)	14,077	63,146
Class R	(24,757)	(348,313)	40,234	733,360
Class S	(439,584)	(4,356,307)	7,759,597	132,868,818
Institutional Class	(6,021,455)	(85,062,576)	1,448,139	25,501,404
		$ (109,634,937)		$ 172,196,263

* For the period from December 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2015 to May 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 917.10	$ 913.80	$ 916.00	$ 919.30	$ 918.10
Expenses Paid per $1,000*	$ 4.98	$ 8.42	$ 6.37	$ 3.31	$ 3.31
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,019.80	$ 1,016.20	$ 1,018.35	$ 1,021.55	$ 1,021.55
Expenses Paid per $1,000*	$ 5.25	$ 8.87	$ 6.71	$ 3.49	$ 3.49

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Large Cap Value Fund	1.04%	1.76%	1.33%	.69%	.69%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Large Cap Value Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCCX	KDCSX	KDCIX
CUSIP Number	25159G 100	25159G 308	25159G 407	25159G 803
Fund Number	086	386	2312	1486

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R
Nasdaq Symbol	KDCQX
CUSIP Number	25159G 506
Fund Number	1586

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Large Cap Value Fund, a series of Deutsche Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016